September 30, 1998

ANNUAL REPORT

CALVERT WORLD VALUES
INTERNATIONAL EQUITY
FUND

Calvert World Values International Equity Fund

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Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

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Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.


Calvert Group's
Family of Funds

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Balanced Fund
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National Muni. Intermediate Portfolio
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Maryland Muni. Intermediate Portfolio
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Taxable Bond Funds
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New!  CSIF Managed Index Portfolio
CSIF Equity Portfolio
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         printed on recycled paper
         using soy-based inks

TABLE OF CONTENTS
President's Letter                          1
Portfolio Manager Remarks                   2
Report of Independent Accountants           6
Statement of Net Assets                     7
Statements of Operations                    12
Statements of Changes in Net Assets         13
Notes to Financial Statements               15
Financial Highlights                        18

[picture of Barbara Krumsiek, no caption]

Dear Shareholders:

I'd like to take a minute to share with you our views on the current investment environment and offer some information you can use to put recent financial market events in perspective.

Today's investment climate reflects an unprecedented confluence of factors:

1. Global economic turmoil. The financial crisis touched off in Asia has spread, by way of Russia, to emerging markets in Latin America, Africa and elsewhere. Weakened economies abroad affect the profit outlook for U.S. companies.

2. Low interest rates in the U.S. The shakeup of world economies and markets caused investors to seek shelter in the safest securities, especially U.S. Treasuries. Increased demand for fixed-income securities has pushed Treasury yields to historic lows.

3. A high level of volatility. The Standard & Poor's 500 Stock Index posted 17 consecutive quarters of positive returns before surprising investors with negative returns for the third quarter of 1998. Since the end of that quarter, the S&P 500 has rallied back and, as of this writing, is in positive territory again for the year.

No one can assure you there won't be further jolts. However, we believe the underpinnings of the market are solid. Our forecast calls for slower growth in the U.S., but not a recession, and continued low interest rates. We are also encouraged by recent progress to implement solutions that should help to take the pressure off world markets.

You should know that Calvert Group fund managers are working to capitalize on opportunities, within appropriate levels of risk for each portfolio. This challenging environment underscores the value of professional money management, and we certainly appreciate your trust.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO
October 20, 1998

International Equity Fund Portfolio Statistics
September 30, 1998

Investment Performance

                      6 Months      12 Months
                      ended         ended
                      9/30/98       9/30/98
Class A               (14.93%)      (9.29%)
Class B               (15.35%)      N/A
Class C               (15.33%)      (10.22%)

MSCI EAFE
Index GD              (13.18%)      (8.08%)

Lipper International
Funds Average         (15.54%)      (10.65%)

Ten Largest Stock Holdings
                                    % of Assets
VNU                                 3.1%
Telecom Italia Mobile               2.4%
Telefonica de Espana                2.4%
Allianz                             2.3%
Volkswagen                          2.3%
ING Group                           2.2%
Cap Gemini                          2.2%
Telecom Corp. of New Zealand        2.2%
Christiana Bank                     2.2%
Pinault Printemps                   2.1%
Total                               23.4%

Asset Allocation

Stocks                              90%
Bonds                               2%
Cash & Cash Equivalents             8%
                                    100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source:  Lipper Analytical Services, Inc.

[picture of Andrew Preston, no caption]

Andrew Preston
of Murray Johnstone International

How would you characterize the investment climate during the period?
The year was marked by roller-coaster returns from different global regions. Asia saw a relentless collapse, beginning in Thailand and spreading ultimately to all economies and markets. The contagion then spread via Russia to all the emerging markets. Europe and the U.S. enjoyed steady growth of corporate profits and investment returns until late in the year when companies announced a greater than expected impact on results due to falling sales to the Far East and increasing price competition from imports.

Your Fund was biased towards Europe but had some exposure to markets which were under pressure and this impacted returns. By the end of the period, the Fund's share price had declined (9.29%), compared to a (8.08%) return for the Morgan Stanley Capital International Europe Australia and Far East (EAFE) Index.

How is it that financial turmoil in one region spread so quickly and pervasively?
In Asia, the collapse escalated as investors attempted to minimize their exposure to the region. This put pressure on the stronger economies and stock markets even though the authorities were pursuing more prudent fiscal and monetary policies. Hong Kong, Singapore, Australia and New Zealand all suffered in this wave of selling. A key issue for the area was the inability of Japan to prevent its economy from spiraling into recession and deflation.
As the leading direct investor and consumer in the region, this was a major concern for recovery in Asia, and indeed, for the health of the global economy.

The Japanese government introduced several packages to stimulate growth and pursued a policy of very low interest rates but in a climate where investors had little incentive to borrow and consumers had no incentive to spend, this strategy had little effect. Adding to the troubles in Japan was the mountain of bad debts burdening the banking system and the snail's pace at which the authorities were tackling this problem.

The Russian collapse added a new dimension to the crisis which until then had been confined to Asia. Although the size of the Russian stock market was not significant in terms of world markets, the health of the economy was important in view of trade and investment links into Europe as well as outstanding debt. With the threat of default, investors began to fear that shelter might not be found in any emerging market. The Latin American markets became the next victims and, in spite of their sound fundamentals, were sold for the relative safety of U.S. stocks and bonds. We believe that the economies of Latin America are stronger than most other regions (5% growth and improving earnings are unusual attributes in these times) but pressure on markets and currencies had the inevitable result that short-term interest rates were hiked to crippling levels.

The area of strength during the year was Europe. Buoyed by domestic growth, the European markets were largely immune to events in Asia and Russia until late in the period. The consumer was enjoying the weak pricing environment and manufacturing had yet to adjust to the lower level of demand. Other factors were also positive in Europe: progress towards monetary union led to lower interest rates while rationalization in manufacturing enhanced corporate profits. Europe generated steady returns until late in the year when, as in the U.S., earnings were belatedly downgraded for 1998 and 1999. Stock prices corrected but following their spectacular rise earlier in the year, the European components of the Morgan Stanley Capital International EAFE Index still returned 8.4% for the 12 months ended September 30, 1998. European investments in the Fund's portfolio outperformed with a return of 13.4%.

Portfolio Statistics
September 30, 1998

Average Annual Total Returns

                      Class A Shares
                      as of 9/30/98
One year              (13.60%)
Five year             6.05%
Since inception       6.38%
(7/02/92)

                      Class B Shares
                      as of 9/30/98
Since inception       (19.58%)
(3/31/98)
                      Class C Shares
                      as of 9/30/98
One year              (11.11%)
Since inception       3.39%
(3/01/94)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

Line graph here from 8/1/1992 to 9/30/1998:

Calvert World Values Int'l Equity Fund - $14,939
MSCI EAFE Index GD - $17,389
Lipper International Fund Index - $17,671

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

Portfolio Statistics

Country Allocation
                      % of Equity Securities
                      9/30/98       9/30/97
Argentina             1.4%          4.1%
Australia             --            6.6%
Belgium               3.6%          2.2%
Brazil                1.1%          --
Chile                 1.5%          2.1%
Costa Rica            .1%           .1%
Finland               --            2.9%
France                11.7%         7.2%
Germany               10.3%         5.2%
Hong Kong             2.2%          5.5%
Ireland               1.9%          2.8%
Italy                 4.7%          8.7%
Japan                 15.0%         16.8%
Mexico                1.1%          3.6%
Netherlands           9.0%          2.9%
New Zealand           2.4%          2.5%
Norway                2.4%          --
Singapore             2.5%          2.3%
South Africa          .9%           2.2%
Spain                 3.9%          4.1%
Switzerland           3.4%          2.7%
U.K.                  19.7%         15.2%
U.S.                  1.2%          .3%
                      100%          100%

Top Five Economic Sectors
                      % of Equity Holdings
Banks                 15.09%
Financial Services    13.81%
Business Services     13.06%
Retail                8.88%
Capital Goods         7.29%


What impact have these events had on the Fund's strategy and performance? There was a limited direct impact on performance from the crisis in Asia since our strategy from early in the year was to reduce exposure to the region. In September 1997 exposure to Asia (excluding Japan) was 16.6% of assets, but after successive withdrawals our position had been reduced to 1.0% by August 1998. We reduced the overweight exposure to the Hong Kong market then eliminated our Hong Kong and Australian positions in May 1998, when the pressure shifted from equity markets to currencies. Both markets and currencies in Asia came under pressure and stocks were sold at prices some 30% above their levels at the end of September.

The assets were shifted to Europe which outperformed Asia over the year. The portfolio was not directly exposed to the Russian market but began to feel the effects of the collapse in July and August, when companies outside Russia started to admit they had exposure to the region. The impact was greatest in financial stocks which were perceived to be at risk through loans outstanding. We began to sell Credit Suisse on these grounds and also took profits in Zurich Allied, the Swiss insurance company.

Financial stocks took another hit late in the year when Long Term Capital Management (LTCM), a U.S.-based hedge fund, failed. Many of its investors were later revealed to be banks. European financials, in particular had been strong performers over the previous months due to declining interest rates and consolidation in the industry. Events in Russia and the collapse of LTCM led to a swift turn around in the stock prices which was not confined to financial stocks. Weakening corporate profits, across the board, stimulated broad profit-taking in equities. Not only did this lead to the removal of the "froth" in the market, but it provided a necessary correction following the bull run which had moved well into its third year.

Could you give us an update on some of the Fund's social and environmental activities?
We continue to encourage corporate responsibility through our investments in a number of companies with positive social and environmental policies and practices. These include the Argentina-based bank, Banco Frances del Rio de La Plata S.A. This bank broadened its focus from providing service to large corporations to servicing the "middle" market and consumers. The bank has a special consumer loan division that offers products to middle- and low-income persons. We also invest in one of Norway's largest banks, Christiania Bank. Christiania places strong emphasis on employee training and has also established a Code of Ethics which applies to all employees.

In the UK, we like the retailer Arcadia Group, which is one of the few in the UK apparel industry that has a stated human rights policy guiding its business with its suppliers around the world. A major concern with manufacturers and retailers of apparel is the working conditions under which their products are made around the world. Arcadia's Sourcing Policy states that it will only buy products from suppliers and manufacturers that ensure acceptable working conditions.

The Fund also continues to engage in shareholder activism. Your Board of Directors has adopted a policy on investing in companies with exposure to Burma. The policy calls for the Fund's social researchers to engage in a dialogue with companies doing business there and urge them to adopt more appropriate and positive practices. On a select basis, we may request that companies cease operations in Burma. In addition, Calvert Group and Murray Johnstone visited a number of companies in May 1998 to meet with senior management and tour factories. During our visits, we stressed the importance of reporting on environmental compliance, developing an EEO policy, hiring and promoting women and ethnic minorities and being responsible to local communities.

What's your outlook and how are you positioning the Fund to benefit?
Looking beyond the LTCM issue, the sell-off during the third quarter of 1998 was precipitated by the belated downgrading of profit expectations and the fear of deflation, stemming in particular from areas like Japan. Markets have reacted to this, corrected from their high valuations and now appear to be close to reasonable valuations. But, just as they have the tendency to overshoot on the upside, so they will overshoot on the downside as long as areas of uncertainty persist. Market pundits are falling into one of two camps: either the world will enter a period of deflation and asset prices will continue to slide or the cumulative intelligence and experience of world leaders will begin to turn this around. If the later proves to be the case, there are some excellent bargains available now.

We take the optimistic view. We believe the combination of recent events and the broad slowdown in economic activity will lead to lower interest rates by the end of the year and possibly sooner. Furthermore, we believe the Japanese authorities are finally making progress. Japan is the key to recovery in Asia and, ultimately, the rest of the world. When these policies begin to take hold the early beneficiaries in terms of markets will be those which led the downturn: Japan itself and some markets in the Far East, including Hong Kong, Singapore, Australia, and New Zealand. With this scenario in mind, we have begun to increase the Fund's exposure to these regions.

October 14, 1998

Report of Independent Accountants

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of International Equity Fund:

In our opinion, the accompanying statement of net assets and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of International Equity Fund (one of the portfolios comprising Calvert World Values Fund, Inc., hereafter referred to as the "Fund"), at September 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with custodians provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
November 6, 1998

STATEMENT OF NET ASSETS
September 30, 1998

Equity Securities - 91.5%                      Shares               Value
Argentina - 1.2%
Banco Frances del Rio la Plat (ADR)           130,000          $2,518,750
                                                                2,518,750

Belgium - 3.3%
Fortis                                         16,597           4,093,863
UCB                                               530           2,708,445
                                                                6,802,308

Brazil - 1.0%
Unibanco (GDR)                                150,000           2,025,000
                                                                2,025,000

Chile - 1.4%
Compania de Telecomunicaciones
     de Chile (ADR)                           150,000           2,868,750
                                                                2,868,750

Costa Rica - 0.1%
Pro Fund International +                        1,910               1,910
Pro Fund International (Preferred) +          189,038             189,038
                                                                  190,948

France - 10.7%
AXA UAP                                        23,042           2,110,887
Banque National de Paris                       47,572           2,548,591
Cap Gemini                                     28,814           4,414,874
Equant*                                        25,316           1,164,536
Legrand                                         8,888           2,261,759
Pinault-Printemps                              30,000           4,339,441
Sita                                           13,537           2,975,829
Suez Lyonnaise des Eaux                         5,312             904,969
Vivendi                                         6,048           1,205,323
                                                               21,926,209

Germany - 9.5%
Allianz                                        15,266           4,735,344
Douglas Holdings                               71,250           4,104,464
Douglas Holdings AG*                            7,125             413,860
Linde                                           5,450           3,181,982
SAP . . . . . .                                 5,300           2,247,013
Volkswagen                                     64,270           4,637,585
                                                               19,320,248

Hong Kong - 2.0%
Johnson Electronic Holdings*                1,000,000           1,897,068
Hutchison Whampoa                             430,000           2,264,093
                                                                4,161,161

Equity Securities (Cont'd)                     Shares               Value
Ireland - 1.8%
Allied Irish Banks                            177,307          $2,633,526
Bank of Ireland                                56,070           1,001,861
                                                                3,635,387

Italy - 4.3%
Credito Italiano                              928,086           3,868,313
Telecom Italia Mobile                         846,491           4,933,356
                                                                8,801,669

Japan - 13.7%
Canon Sales                                     1,000              12,950
Ezaki Glico Co.                               252,000           1,265,488
Fuji Machine Manufacturing                     86,000           2,253,797
Fuji Photo Film                                88,000           3,027,707
Fujitsu                                       296,000           2,556,861
Gunze Limited*                              1,180,000           2,530,947
Matsushita Comm                                75,000           2,690,238
Nippon Telegraph & Telephone Corp.                380           2,767,834
Snow Brand Milk*                              450,000           1,360,492
Sony Corp.                                     36,500           2,535,668
Sumitomo Bank                                 304,000           2,114,125
Tokyo Steel Manufacturing                     634,000           2,223,096
Yamanouchi Phamaceuticals                     124,000           2,668,716
                                                               28,007,919

Mexico - 1.0%
Banpais (ADR)*                                100,000                   0
Cifra (ADR)*                                   83,767           1,019,336
Grupo Industrial Durango (ADS)*               177,000             962,438
                                                                1,981,774

Netherlands - 8.2%
Buhrmann*                                      66,515           1,239,644
Elsevier                                      111,419           1,656,480
ING Groep                                      98,122           4,423,266
Kon KPN                                        57,613           1,780,379
TNT Post Group                                 57,613           1,468,354
VNU  152,050                                6,281,089
                                                               16,849,212

New Zealand - 2.2%
Telecom Corporation of New Zealand*         1,150,000           4,402,707
                                                                4,402,707

Norway - 2.2%
Christiana Bank                             1,396,806           4,401,620
                                                                4,401,620

Singapore - 2.3%
City Developments                           1,080,000           2,367,299
Raffles Medical Group                       1,000,000             254,739
Singapore Press                               240,000           1,990,521
                                                                4,612,559

Equity Securities (Cont'd)                     Shares               Value
South Africa - 0.8%
Community Growth Fund                         768,077            $232,300
Liberty Life Association                       66,000           1,004,976
Standard Bank Investment                      200,000             411,722
                                                                1,648,998

Spain - 3.6%
Banco Santander*                               93,164           1,411,228
Banco Santander (Rights)                       93,164                 656
Banco Santander (New Shares)                    1,863              28,220
Superdiplo*                                    42,789           1,113,928
Telefonica de Espana                          131,822           4,810,920
                                                                7,364,952

Switzerland - 3.1%
Sulzer                                          3,883           1,926,873
Zurich Allied*                                  8,709           4,334,311
                                                                6,261,184

United Kingdom - 18.0%
Abbey National*                               138,500           2,387,602
Anglian Group                                 398,700           1,226,872
Anglian Water                                 146,720           2,364,677
Arcadia Group                                 198,237             808,854
BPB  218,700                                  877,476
Bank of Scotland                              200,000           1,909,211
Barclays                                      106,400           1,738,358
Beazer Group                                  343,000             863,038
Bellway                                       177,000             767,340
Cadbury Schweppes                             174,600           2,261,900
FirstGroup PLC                                342,100           2,483,449
Johnson Matthey                               211,000           1,091,552
Kingfisher                                    368,800           3,423,401
London International Group                    343,900             923,769
Mayflower Corp.                               309,200             730,682
Misys                                         250,985           2,214,570
Norwich Union                                 299,600           2,325,181
SIG                                           223,400             402,590
Safeway                                       270,900           1,269,986
Smith Kline Beecham                           246,700           2,713,612
Somerfield                                    258,300           1,833,391
Quadrant Healthcare                           200,000             244,814
Unigate                                       161,700           1,231,579
Vodafone Group*                                55,100             639,803
                                                               36,733,707

United States - 1.1%
Calypte Biomedical Series E (Preferred) +      50,000              87,500
Global Telesystems Group, Inc.*                46,250           1,560,938
Proton Energy Systems +                       227,273             250,000
Soluz, Inc. +                                   4,000              40,000
Zero Emissions Tech, Inc. (Preferred) +        90,909             250,000
                                                                2,188,438

     Total Equity Securities (Cost $181,520,544)              186,703,500

                                            Principal
Corporate Notes - 1.8%                         Amount               Value
Bolivia - 0.0%
Banco Solidario                               $50,000             $48,956
                                                                   48,956

United States - 1.8%
Accion International                          100,000              95,635
Cascadia Revolving Loan Fund                  200,000             194,834
Catholic Relief Services                      200,000             190,184
Community Equity Investments                   50,000              45,000
Ecumenical Development Corporation USA        150,000             147,275
Enterprise Loan Fund                          100,000              98,434
Ethiopian Community Development Council       125,000             120,004
Federation of Appalachian Housing
     Enterprises Corp.                        200,000             197,120
Foundation For International Community
     Assistance                               150,000             145,436
Freedom From Hunger                           100,000              96,344
Greater New Haven Community Loan Fund          75,000              71,650
Impact Seven                                  300,000             286,599
Mayer Laboratories, Inc.                      150,000             150,000
Mcauley Institute                              85,000              83,776
Mennonite Economic Development
     Association                              200,000             190,184
Minnesota Non-Profit Assistance Fund          100,000              97,187
New Mexico Community Loan Fund                200,000             192,782
Program for Appropriate Technology and
     Health                                   300,000             291,561
Proton Energy Systems.                         88,000              88,000
Rural Community Assistance Co.                200,000             191,424
Self Help Credit Union                        100,000              98,861
Shared Interest                               100,000              98,305
Societe D'Investissement et de
     Developpement International              250,000             240,140
Soluz Dominicana, Inc.                        150,000             110,000
South Shore Bank                              200,000             197,386
                                                                3,718,121

     Total Corporate Notes (Cost $3,883,000) +                  3,767,077

Time Deposits - 4.5%
Capital Markets, London, 5.50%, 10/1/98     9,076,916           9,076,916

     Total Time Deposits (Cost $9,076,916)                      9,076,916

        TOTAL INVESTMENTS (Cost $194,480,460) - 97.8%         199,547,493
     Other assets in excess of liabilities - 2.2%               4,566,483
     Net Assets - 100%                                       $204,113,976

Net Assets Consist of:                                              Value
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized for Class A, B and C combined:
     Class A : 10,509,698 shares outstanding                 $175,052,071
     Class B : 47,588 shares outstanding                        1,028,949
     Class C : 451,123 shares outstanding                       8,072,550
Undistributed net investment income                               722,103
Accumulated net realized gain (loss) on investments
     and foreign currencies                                    14,228,954
Net unrealized appreciation (depreciation) on investments
     and assets and liabilities in foreign currencies           5,009,349

     Net Assets                                              $204,113,976

Net Asset Value Per Share
Class A (based on net assets of $195,191,918)                      $18.57
Class B (based on net assets of $879,499)                          $18.48
Class C (based on net assets of $8,042,559)                        $17.83

+ Restricted securities representing 2.2% of net assets.
* Non-income producing.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 1998

Net Investment Income
Investment Income
     Dividend income (net of foreign taxes of $583,324)        $4,202,197
     Interest income                                              626,643
         Total investment income                                4,828,840

Expenses
     Investment advisory fee                                    2,338,864
     Transfer agency fees and expenses                            551,534
     Distribution Plan expenses:
         Class A                                                  562,144
         Class B                                                    2,365
         Class C                                                   87,923
     Directors' fees and expenses                                  54,541
     Administrative fees                                          233,886
     Custodian fees                                               397,979
     Registration fees                                             47,743
     Reports to shareholders                                       92,145
     Professional fees                                             25,417
     Miscellaneous                                                 61,261
     Reimbursement from Advisor                                   (6,842)
         Total expenses                                         4,448,960
         Fees paid indirectly                                   (146,914)
              Net expenses                                      4,302,046

                  Net Investment Income                           526,794

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
     Securities                                                20,108,738
     Foreign currencies                                           220,401
                                                               20,329,139

Change in unrealized appreciation or (depreciation) on:
     Investments and Foreign Securities                      (41,220,669)
     Assets and liabilities in foreign currencies                (60,245)
                                                             (41,280,914)

              Net Realized and Unrealized Gain
              (Loss) on Investments                          (20,951,775)

              Increase (Decrease) in Net Assets
              Resulting From Operations                     $(20,424,981)

See notes to financial statements.

Statements of Changes in Net Assets

                                           Year Ended          Year Ended
                                        September 30,       September 30,
Increase (Decrease) in Net Assets                1998                1997
Operations
     Net investment income                   $526,794          $1,023,532
     Net realized gain (loss)              20,329,139           8,202,967
     Change in unrealized appreciation
         or (depreciation)               (41,280,914)          32,535,176

         Increase (Decrease) in Net Assets
         Resulting From Operations       (20,424,981)          41,761,675

Distributions to shareholders from
     Net investment income:
         Class A Shares                     (561,623)           (524,960)
         Class B Shares                             -                   -
         Class C Shares                          (98)                 (5)
     Net realized gain:
         Class A Shares                  (13,935,050)         (4,308,311)
         Class B Shares                             -                   -
         Class C Shares                     (566,765)           (158,527)
     Total distributions                 (15,063,536)         (4,991,803)

Capital share transactions:
     Shares sold:
         Class A Shares                    74,805,451          32,021,552
         Class B Shares                     1,055,551                   -
         Class C Shares                     2,186,794           1,999,316
     Reinvestment of distributions:
         Class A Shares                    13,185,790           4,436,444
         Class B Shares                             -                   -
         Class C Shares                       536,723             150,494
     Shares redeemed:
         Class A Shares                  (84,138,384)        (40,829,241)
         Class B Shares                      (26,602)                   -
         Class C Shares                   (1,970,101)         (1,391,705)
     Total capital share transactions       5,635,222         (3,613,140)

Total Increase (Decrease) in
     Net Assets                          (29,853,295)          33,156,732


Net Assets
Beginning of year                         233,967,271         200,810,539
End of year (including undistributed net
     investment income of $722,103 and
     $536,630, respectively)             $204,113,976        $233,967,271

See notes to financial statements.

                                           Year Ended          Year Ended
                                        September 30,       September 30,
Capital Share Activity                           1998                1997
Shares sold:
     Class A Shares                         3,550,511           1,591,043
     Class B Shares                            48,885                   -
     Class C Shares                           108,077             102,735
Reinvestment of distributions:
     Class A Shares                           712,725             236,367
     Class B Shares                                 -                   -
     Class C Shares                            29,985               8,215
Shares redeemed:
     Class A Shares                       (3,960,103)         (2,042,418)
     Class B Shares                           (1,297)                   -
     Class C Shares                          (98,379)            (72,077)
Total capital share activity                  390,404           (176,135)

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Effective April 1, 1998, the Fund began to offer Class B shares of capital stock. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Effective June 1, 1998, the Fund converted its existing Class C shares to new Class C shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class B shares and Class C shares have a higher level of expenses than Class A shares, including higher Distribution Plan expenses. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At September 30, 1998, $4,585,525 or 2.2% of net assets, were valued by the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: 1.0 % on the first $250 million, .975% on the next $250 million and .925% on the excess of $500 million. Under the terms of the agreement, $252,145 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.0% and 1.0% annually of average daily net assets of each Class A, Class B and Class C, respectively. Under the terms of the agreement, $49,007 was payable at year end.

The Distributor received $126,829 as its portion of commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement, $11,981 was payable at year end.

National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of the greater of $40,000 or .10% of the average daily net assets of the Fund. Under the terms of the agreement, $17,361 was payable at year end.

Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Director's fees are allocated to each of the funds served.

Note C - Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $185,222,612 and $207,168,805, respectively.

The cost of investments owned at September 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $5,067,033, of which $35,822,310 related to appreciated securities and $30,755,277 related to depreciated securities.

Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. a commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1998.

--------------------------------------------------------------------------------
Tax Information (Unaudited)
--------------------------------------------------------------------------------
The Fund paid foreign taxes of $583,324 and recognized foreign source income of $4,785,521. Pursuant to IRC section 853, the Fund hereby designates $.53 per share of foreign taxes and $.435 per share of foreign source income as having been paid for taxable year ended September 30, 1998.

The Fund also designates $5,833,696 as capital gain dividends paid during fiscal year ended September 30, 1998. Of the amount designated, 26.53% is taxable at 28% and 73.47% is taxable at 20%.

Financial Highlights

                                                    Years Ended September 30,
Class A Shares                                 1998         1997         1996
Net asset value, beginning                   $22.06       $18.62       $17.62
Income from investment operations
     Net investment income                    (.06)          .10          .04
     Net realized and unrealized gain (loss) (2.11)         3.81         1.53
         Total from investment operations    (2.05)         3.91         1.57
Distributions from
     Net investment income                    (.06)        (.05)        (.13)
     Excess of net investment income              -            -            -
     Net realized gain (loss)                (1.38)        (.42)        (.44)
         Total distributions                 (1.44)        (.47)        (.57)
Total increase (decrease) in net asset value (3.49)         3.44         1.00
Net asset value, ending                      $18.57       $22.06       $18.62

Total return*                               (9.29%)       21.44%        9.22%
Ratios to average net assets:
     Net investment income (loss)              .27%         .51%         .23%
     Total expenses+                          1.86%        1.91%        1.95%
     Net expenses                             1.80%        1.76%        1.81%
     Expenses reimbursed                          -            -            -
Portfolio turnover                              84%          58%          96%
Net assets, ending (in thousands)          $195,192     $225,169     $194,032
Number of shares outstanding,
     ending (in thousands)                   10,510       10,207       10,422

                                                    Years Ended September 30,
Class A Shares                                              1995         1994
Net asset value, beginning                                $17.99       $16.35
Income from investment operations
     Net investment income                                   .11            -
     Net realized and unrealized gain (loss)                 .38         2.14
         Total from investment operations                    .49         2.14
Distributions from
     Net investment income                                     -        (.03)
     Excess of net investment income                           -        (.04)
     Net realized gains                                    (.86)        (.43)
         Total distributions                               (.86)        (.50)
Total increase (decrease) in net asset value               (.37)         1.64
Net asset value, ending                                   $17.62       $17.99

Total return*                                              3.19%       13.44%
Ratios to average net assets:
     Net investment income (loss)                           .68%       (.04%)
     Total expenses+                                       1.93%          N/A
     Net expenses                                          1.79%        1.96%
     Expenses reimbursed                                       -         .04%
Portfolio turnover                                           73%          78%
Net assets, ending (in thousands)                       $191,586     $175,543
Number of shares outstanding,
     ending (in thousands)                                10,876        9,755

Financial Highlights

                                                    Period Ended
                                                   September 30,
Class B Shares                                            1998^^
Net asset value, beginning                                $21.83
Income from investment operations
     Net investment income                                 (.05)
     Net realized and unrealized gain (loss)              (3.30)
         Total from investment operations                 (3.35)
Total increase (decrease) in net asset value              (3.35)
Net asset value, ending                                   $18.48

Total return*                                           (15.35%)
Ratios to average net assets:
     Net investment income (loss)                      (.99%)(a)
     Total expenses+                                    3.22%(a)
     Net expenses                                       3.16%(a)
     Expenses reimbursed                                2.89%(a)
Portfolio turnover                                           84%
Net assets, ending (in thousands).                          $879
Number of shares outstanding,
     ending (in thousands)                                    48

Financial Highlights

                                                    Years Ended September 30,
Class C Shares                                 1998         1997         1996
Net asset value, beginning                   $21.39       $18.20       $17.28
Income from investment operations
     Net investment income                    (.13)        (.07)        (.15)
     Net realized and unrealized gain (loss) (2.05)         3.68         1.51
         Total from investment operations    (2.18)         3.61         1.36
Distributions from
     Net realized gain (loss)                (1.38)        (.42)        (.44)
         Total distributions                 (1.38)        (.47)        (.57)
Total increase (decrease) in net asset value (3.56)         3.19          .92
Net asset value, ending                      $17.83       $21.39       $18.20

Total return*                              (10.22%)       20.22%        8.07%
Ratios to average net assets:
     Net investment income (loss)            (.79%)       (.47%)       (.88%)
     Total expenses+                          2.91%        2.91%        3.08%
     Net expenses                             2.85%        2.76%        2.93%
     Expenses reimbursed                          -            -            -
Portfolio turnover                              84%          58%          96%
Net assets, ending (in thousands)            $8,043       $8,799       $6,779
Number of shares outstanding,
     ending (in thousands)                      451          411          373

                                                    Years Ended September 30,
Class C Shares                                              1995        1994^
Net asset value, beginning                                $17.86       $18.24
Income from investment operations
     Net investment income                                 (.05)       (.06 )
     Net realized and unrealized gain (loss)                 .32        (.32)
         Total from investment operations                    .27        (.38)
Distributions from
     Net realized gains                                    (.85)            -
         Total distributions                               (.85)            -
Total increase (decrease) in net asset value               (.58)        (.38)
Net asset value, ending                                   $17.28       $17.86

Total return*                                              1.95%      (1.27%)
Ratios to average net assets:
     Net investment income (loss)                         (.47%)   (1.16%)(a)
     Total expenses+                                       3.12%          N/A
     Net expenses                                          2.99%     3.32%(a)
     Expenses reimbursed                                    .13%      .50%(a)
Portfolio turnover                                           73%          78%
Net assets, ending (in thousands)                         $6,061       $3,620
Number of shares outstanding,
     ending (in thousands)                                   351          203

(a) Annualized
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
+ Effective September 30,1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
^  From March 1, 1994 inception.
^^  From April 1, 1998 inception.
N/A   Disclosure not applicable to prior periods.

This page is reserved for any comments and questions.

September 30, 1998

ANNUAL REPORT

CALVERT CAPITAL
ACCUMULATION FUND

Calvert Capital Accumulation Fund


Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, Maryland  20814

Calvert Group Information
To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com

Please check the inside back cover for
Calvert Group's Family of Funds.


This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.


TABLE OF CONTENTS
President's Letter                         1
Portfolio Manager Remarks                  2
Report of Independent Accountants          4
Statement of Net Assets                    5
Statements of Operations                   8
Statements of Changes in net Assets        9
Notes to Financial Statements             10
Financial Highlights                      13

[picture of Barbara Krumsiek, no caption]

Dear Shareholders:

I'd like to take a minute to share with you our views on the current investment environment and offer some information you can use to put recent financial market events in perspective.

Today's investment climate reflects an unprecedented confluence of factors:

1. Global economic turmoil. The financial crisis touched off in Asia has spread, by way of Russia, to emerging markets in Latin America, Africa and elsewhere. Weakened economies abroad affect the profit outlook for U.S. companies.

2. Low interest rates in the U.S. The shakeup of world economies and markets caused investors to seek shelter in the safest securities, especially U.S. Treasuries. Increased demand for fixed-income securities has pushed Treasury yields to historic lows.

3. A high level of volatility. The Standard & Poor's 500 Stock Index posted 17 consecutive quarters of positive returns before surprising investors with negative returns for the third quarter of 1998. Since the end of that quarter, the S&P 500 has rallied back and, as of this writing, is in positive territory again for the year.

No one can assure you there won't be further jolts. However, we believe the underpinnings of the market are solid. Our forecast calls for slower growth in the U.S., but not a recession, and continued low interest rates. We are also encouraged by recent progress to implement solutions that should help to take the pressure off world markets.

You should know that Calvert Group fund managers are working to capitalize on opportunities, within appropriate levels of risk for each portfolio. This challenging environment underscores the value of professional money management, and we certainly appreciate your trust.

Sincerely,
/s/

Barbara J. Krumsiek
President and CEO
October 20, 1998

Capital Accumulation Fund Portfolio Statistics
September 30, 1998
Investment Performance

                                  6 Months       12 Months
                                     ended           ended
                                   9/30/98         9/30/98
Class A                           (10.39%)           3.37%
Class B                           (10.95%)             N/A
Class C                           (10.66%)           2.52%
S&P Midcap 400
Index TR                           (6.93%)           9.08%
Lipper Mid-Cap
Funds Average                     (19.02%)        (11.95%)

Ten Largest Stock Holdings
                                 % of Net Assets
BMC Software, Inc.                 3.93%
Paychex, Inc.                      3.73%
Sterling Software, Inc.            3.73%
Solectron Corp.                    3.54%
Sterling Commerce, Inc.            3.34%
ALZA Corp.                         3.25%
Network Associates, Inc.           3.12%
Altera Corp.                       3.02%
G&K Services, Inc., Class A        2.90%
Axciom Corp.                       2.88%
Total                             33.44%

Asset Allocation
Stocks                               97%
Cash or Cash Equivalents              3%
Total                               100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

Source: Lipper Analytical Services, Inc.

[picture of Ed Brown, no caption]

Ed Brown of Brown Capital Management Company

How would you characterize the investment climate during the past year?
For the 12 months, the climate for investing in U.S. stocks was generally hospitable, evidenced by modest inflation, relatively stable interest rates and sustained corporate profits growth. Despite this favorable environment, investor psychology and confidence were dampened by domestic political uncertainty and economic problems in Asia and Russia. As a result, the past 12 months were marked by increasing volatility and, in our opinion, indiscriminate selling of companies with solid fundamentals.

For the year, the Standard & Poor's 400 Midcap Index returned (6.07%), compared to a 9.08% return for the large-company proxy, the Standard & Poor's 500 Stock Index. The Midcap Index's returns were driven by computer software companies and health care-related distributors, on the positive side, and by electronic components and equipment, health services and leisure services on the negative side.

What steps did managers take to enhance returns and reduce risks?
We held to our strategy, which is designed to generate superior long-term results regardless of the investment climate. We utilize a bottom-up, fundamental approach to finding the most promising opportunities and use a proprietary valuation methodology to identify stocks selling at reasonable prices. As another way of seeking to maximize return and minimize risk, we construct the portfolio around our "best ideas," selecting those companies that stand to benefit from the underlying themes and trends we see at work in the stock market.

During this past year of increased market volatility, we have re-evaluated all Fund holding to make sure we have the same high level of confidence we had when we purchased the stock. And, as stock prices for medium-sized companies fell to even more attractive levels relative to large-companies, we sought to selectively increase our exposure to this sector. We believe that confidence and conviction are the key to making sound investment decisions, particularly when the markets are highly volatile, and these qualities form the foundation of our strategy.

How has the Fund performed relative to its peer group?
We're pleased to have generated a positive return for the 12-month period and outperformed both the S&P 400 Midcap Index and the Lipper Average of similar funds. The majority of the relative outperformance can be attributed to stock selection, an overweighted position in the technology industry and our exposure to large companies. Large-company stocks led small-company stocks especially in the first half of the Fund's fiscal year. This sector also proved to be most susceptible to market volatility.

What's your outlook for the U.S. market?
We view the market as reasonably valued, based on expectations for continued low interest rates and a benign level of inflation. While we do not expect economic conditions in the U.S. to deteriorate, problems overseas could adversely affect the fundamental growth prospects for U.S.-based companies. More specifically, the Fund has little direct exposure to international securities, but share prices for our holdings will likely remain volatile as the financial crises in Asia, Russia and now Latin America play out. Our long-term view of the market's fundamentals is constructive.

October 14, 1998

Portfolio Statistics
September 30, 1998

Average Annual Total Returns

                      Class A Shares
One year                     (1.51%)
Since inception               16.81%
(10/31/94)

                      Class B Shares
Since inception             (15.44%)
(3/31/98)

                      Class C Shares
One year                       1.52%
Since inception               17.35%
(10/31/94)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Line graph here 11/1/94 - 9/98:

Calvert Capital Accumulation Fund (A) - $18,391
Calvert Capital Accumulation Fund (B) - 18,723
Lipper Mid-Cap Fund Index - $16,321
S&P Mid-Cap 400 Index - $18,532

Top Five Economic Sectors
                             % of Equity Holdings
Technology                                 31.19%
Business Equipment and Services            19.55%
Health Care                                12.91%
Financial Services                         12.24%
Retail                                      6.98%

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

Report of Independent Accountants

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

In our opinion, the accompanying statement of net assets and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Capital Accumulation Fund, (hereafter referred to as the "Fund"), at September 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with custodians provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
November 6, 1998

Statement of Net Assets
September 30, 1998

Equity Securities - 97.1%                      Shares             Value
Communications Equipment - 3.0%
ADC Telecommunications, Inc. *                 71,900        $1,518,888
Northern Telecom, Ltd.                         33,360         1,067,520
                                                              2,586,408

Computer - Peripherals - 2.7%
EMC Corp. *                                    39,378         2,251,929

Computer - Software and Services - 21.3%
BMC Software, Inc. *                           55,500         3,333,469
Compuware Corp. *                              22,100         1,301,138
Microsoft Corp. *                              12,100         1,331,756
Network Associates, Inc. *                     74,703         2,651,956
Oracle Corp. *                                 29,480           858,605
Parametric Technology Corp. *                 159,900         1,608,994
Platinum Technology, Inc. *                    57,700         1,038,600
Sterling Commerce, Inc. *                      81,931         2,836,861
Sterling Software, Inc. *                     114,900         3,166,931
                                                             18,128,310

Distributors - Food and Health - 2.8%
Cardinal Health, Inc.                          23,150         2,390,238

Electrical Equipment - 4.6%
Belden, Inc.                                   66,600           894,938
Solectron Corp. *                              62,700         3,009,600
                                                              3,904,538

Electronics - Semiconductors - 3.0%
Altera Corp. *                                 72,900         2,560,612

Financial - Diversified -  2.5%
SLM Holding Corp.                              64,600         2,095,462

Health Care - Hospital Management - 2.7%
Health Management Associates, Inc.,
     Class A*                                 126,400         2,306,800

Health Care - Products and Supplies - 1.6%
Boston Scientific Corp. *                      26,500         1,361,438

Health Care - Special Services - 5.4%
ALZA Corp. *                                   63,600         2,758,650
Quintiles Transnational Corp. *                41,900         1,833,125
                                                              4,591,775

Home Building - 1.2%
Rouse Co.                                      39,100         1,053,256

Housewares - 2.0%
Newell Co.                                     36,700         1,690,494

Equity Securities - (Cont'd)                   Shares             Value
Insurance - Life and Health - 2.0%
AFLAC, Inc.                                    61,000        $1,742,312

Investment Banking / Brokerage - 0.9%
Legg Mason, Inc.                               29,600           778,850

Investment Management - 4.7%
Franklin Resources, Inc.                       56,165         1,684,950
T. Rowe Price Associates, Inc.                 77,700         2,282,438
                                                              3,967,388

Leisure - 2.5%
Harley Davidson, Inc.                          72,100         2,117,937

Oil and Gas - Equipment - 2.4%
Smith International, Inc. *                    74,600         2,046,837

Restaurants - 1.8%
Cheesecake Factory, Inc. *                     96,800         1,500,400

Retail - Building Supplies - 2.9%
Fastenal Co.                                   65,800         1,645,000
Home Depot, Inc.                               19,700           778,150
                                                              2,423,150

Retail - Department Stores - 1.7%
Kohls Corp. *                                  36,100         1,407,900

Retail - Discounters - 1.3%
Dollar General Corp.                           43,001         1,144,908

Retail - Specialty - 3.7%
Autozone, Inc. *                               89,600         2,206,400
Casey's General Stores, Inc.                   62,400           936,000
                                                              3,142,400

Services - Advertising and Marketing - 5.5%
Acxiom Corp. *                                 98,500         2,444,031
Catalina Marketing Corp. *                     46,700         2,194,900
                                                              4,638,931

Services - Commercial and Consumer - 2.9%
G & K Services, Inc., Class A                  52,600         2,465,625

Services - Data Processing - 8.7%
Equifax, Inc.                                  64,900         2,316,119
Fiserv, Inc. *                                 41,000         1,888,562
Paychex, Inc.                                  61,500         3,171,094
                                                              7,375,775

Equity Securities - (Cont'd)                   Shares             Value
Services - Employment - 3.3%
Interim Services, Inc. *                       62,400        $1,283,100
Robert Half International, Inc. *              35,300         1,524,519
                                                              2,807,619

     Total Equity Securities (Cost $84,250,220)              82,481,292

                                            Principal
Repurchase Agreements - 2.6%                   Amount
State Street Bank: 5.35%, dated 9/30/98,
     due 10/1/98 (Collateral: $2,310,118,
     U.S. Treasury, 3.64%, 11/30/00)       $2,200,000         2,200,000

     Total Repurchase Agreements (Cost $2,200,000)            2,200,000

     Total Investments (Cost $86,450,220) - 99.7%            84,681,292
     Other assets in excess of  liabilities - 0.3%              245,593
     Net Assets - 100%                                      $84,926,885

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
     250,000,000 shares of $0.01 par value authorized for Class A, Class B and Class C combined:
         Class A: 2,951,716 shares outstanding              $64,961,517
         Class B: 130,978 shares outstanding                  3,700,813
         Class C: 265,853 shares outstanding                  6,100,653
Accumulated net realized gain (loss) on investments          11,932,830
Net unrealized appreciation (depreciation) on investments   (1,768,928)

     Net Assets                                             $84,926,885

Net Asset Value Per Share
Class A (based on net assets of $75,068,456)                     $25.43
Class B (based on net assets of $3,310,741)                      $25.28
Class C (based on net assets of $6,547,688)                      $24.63


* Non-income producing.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 1998

Net Investment Income
Investment Income
Interest income                                        $54,652
Dividend income (net of foreign taxes of $375)         338,804
     Total investment income                           393,456

Expenses
     Investment advisory fee                           593,353
     Transfer agency fees and expenses                 241,446
     Distribution Plan expenses:
         Class A                                       239,422
         Class B                                         7,885
         Class C                                        54,591
     Directors' fees and expenses                       21,844
     Administrative fees                                74,654
     Custodian fees                                     27,698
     Registration fees                                  51,626
     Reports to shareholders                            33,326
     Professional fees                                   8,734
     Miscellaneous                                      16,660
     Reimbursement from Advisor                        (2,017)
         Total expenses                              1,369,222
         Fees paid indirectly                        (105,559)
              Net expenses                           1,263,663

     Net Investment Income (Loss)                    (870,207)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
     Securities                                     13,287,725
     Futures                                            91,580
                                                    13,379,305

Change in unrealized appreciation
     or (depreciation)                            (12,767,191)

                  Net Realized and Unrealized Gain
                  (Loss) on Investments                612,114

                  Increase (Decrease) in Net Assets
                  Resulting From Operations         $(258,093)

See notes to financial statements.

Statements of Changes in Net Assets

                                           Year Ended          Year Ended
                                        September 30,       September 30,
Increase (Decrease) in Net Assets                1998                1997
Operations
     Net investment income (loss)          $(870,207)          $(567,674)
     Net realized gain (loss)              13,379,305           6,355,994
     Change in unrealized appreciation
         or (depreciation)               (12,767,191)           4,031,882

     Increase (Decrease) in Net Assets
     Resulting From Operations              (258,093)           9,820,202

Distributions to shareholders from
     Net realized gain:
         Class A Shares                   (5,175,390)                   -
         Class C Shares                     (417,340)                   -
     Total distributions                  (5,592,730)                   -

Capital share transactions:
     Shares sold:
         Class A Shares                    48,471,955          25,046,771
         Class B Shares                     3,722,714                   -
         Class C Shares                     3,607,052           1,469,185
     Reinvestment of distributions:
         Class A Shares                     4,897,289                   -
         Class C Shares                       391,618                   -
     Shares redeemed:
         Class A Shares                  (28,145,595)        (19,310,865)
         Class B Shares                      (21,901)                   -
         Class C Shares                   (1,080,594)         (1,088,191)
     Total capital share transactions      31,842,538           6,116,900

Total Increase (Decrease) in Net Assets    25,991,715          15,937,102

Net Assets
Beginning of year                          58,935,170          42,998,068
End of year                               $84,926,885         $58,935,170

Capital Share Activity
Shares sold:
     Class A Shares                         1,716,355           1,067,042
     Class B Shares                           131,783                   -
     Class C Shares                           132,018              64,057
Reinvestment of distributions:
     Class A Shares                           209,017                   -
     Class C Shares                            17,154                   -
Shares redeemed:
     Class A Shares                         (985,970)           (821,581)
     Class B Shares                             (805)                   -
     Class C Shares                          (40,384)            (48,629)
Total capital share activity                1,179,168             260,889

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on October 31, 1994, offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Effective April 1, 1998, the Fund began to offer Class B shares of
capital stock.   Class B shares are sold without a front-end sales charge.
With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Effective June 1, 1998, the Fund converted its existing Class C shares to new Class C shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class B and Class C shares have a higher level of expense than Class A shares, including higher Distribution Plan expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolio maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Fund's average daily net assets. Under the terms of the agreement, $83,889 was payable at period end. The Fund pays a monthly performance fee of plus or minus up to .05%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the S&P Mid-Cap 400 Index. For the year ended September 30, 1998, the performance fee adjustment decreased management fees by $3,877.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of
 .10% of the average daily net assets of the Fund. Under the terms of the agreement, $6,834 was payable at year end.

The Advisor voluntarily waived and reimbursed the fund for advisory fees, administrative fees, and other operating expenses of $2,017.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Under the terms of the agreement, $28,944 was payable at year end.

The Distributor received $138,740 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund. Under the terms of the agreement, $8,569 was payable at year end.

Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C - Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $80,480,755 and $54,420,791, respectively.

The cost of investments owned at September 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $1,768,928, of which $9,009,383 related to appreciated securities and $10,778,311 related to depreciated securities.

Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1998.


--------------------------------------------------------------------------------
Tax Information (Unaudited)
--------------------------------------------------------------------------------
The Fund designates $4,046,973 as capital gain dividends paid during fiscal year ended September 30, 1998. Of the amount designated, 54.58% is taxable at 28% and 45.42% is taxable at 20%.

Financial Highlights

                                                  Years Ended September 30,
Class A Shares                                        1998             1997
Net asset value, beginning                          $27.21           $22.55
Income from investment operations
     Net investment income (loss)                    (.25)            (.25)
     Net realized and unrealized gain (loss)           .96             4.91
     Total from investment operations                  .71             4.66
Distributions from
     Net investment income                               -                -
     Net realized gain                              (2.49)                -
         Total distributions                        (2.49)                -
Total increase (decrease) in net asset value        (1.78)             4.66
Net asset value, ending                             $25.43           $27.21

Total return *                                       3.37%           20.67%
Ratios to average net assets:
     Net investment income (loss)                  (1.08%)          (1.09%)
     Total expenses +                                1.74%            1.91%
     Net expenses                                    1.61%            1.85%
     Expenses reimbursed                                 -                -
Portfolio turnover                                     77%             126%
Net assets, ending (in thousands)                  $75,068          $54,751
Number of shares outstanding ending
     (in thousands)                                  2,952            2,012

                                                Periods ended September 30,
Class A Shares                                        1996            1995^
Net asset value, beginning                          $21.48           $15.00
Income from investment operations
     Net investment income (loss)                    (.24)            (.11)
     Net realized and unrealized gain (loss)          1.88             6.61
     Total from investment operations                 1.64             6.50
Distributions from
     Net investment income                               -            (.02)
     Net realized gain                               (.57)                -
         Total distributions                         (.57)            (.02)
Total increase (decrease) in net asset value          1.07             6.48
Net asset value, ending                             $22.55           $21.48

Total return*                                        7.92%           43.40%
Ratios to average net assets:
     Net investment income (loss)                  (1.56%)       (1.55%)(a)
     Total expenses+                                 2.16%         2.35%(a)
     Net expenses                                    1.98%         2.06%(a)
     Expenses reimbursed                                 -          .05%(a)
Portfolio turnover                                    114%              95%
Net assets, ending (in thousands)                  $39,834          $16,111
Number of shares outstanding, ending
     (in thousands)                                  1,767              750

Financial Highlights

                                                  Period Ended
                                                 September 30,
Class B Shares                                          1998 #
Net asset value, beginning                              $28.39
Income from investment operations
     Net investment income (loss)                        (.16)
     Net realized and unrealized gain (loss)            (2.95)
         Total from investment operations               (3.11)
Distributions from
     Net investment income                                   -
     Net realized gain                                       -
         Total distributions                                 -
Total increase (decrease) in net asset value            (3.11)
Net asset value, ending                                 $25.28

Total return*                                         (10.95)%
Ratios to average net assets:
     Net investment income (loss)                      (2.62%)
     Total expenses+                                     3.31%
     Net expenses                                        3.01%
     Expenses reimbursed                                  .26%
Portfolio turnover                                         77%
Net assets, ending (in thousands)                       $3,311
Number of shares outstanding, ending (in thousands)        131

                                                  Years Ended September 30,
Class C Shares                                        1998             1997
Net asset value, beginning                          $26.64           $22.34
Income from investment operations
     Net investment income (loss                     (.40)            (.47)
     Net realized and unrealized gain (loss)           .88             4.77
     Total from investment operations                  .48             4.30
Distributions from
     Net investment income                               -                -
     Net realized gain                              (2.49)                -
         Total distributions                        (2.49)                -
Total increase (decrease) in net asset value        (2.01)             4.30
Net asset value, ending                             $24.63           $26.64

Total return*                                        2.52%           19.25%
Ratios to average net assets:
     Net investment income (loss)                  (1.98%)          (2.30%)
     Total expenses+                                 2.75%            3.11%
     Net expenses                                    2.50%            3.05%
     Expenses reimbursed                                 -                -
Portfolio turnover                                     77%             126%
Net assets, ending (in thousands)                   $6,548           $4,184
Number of shares outstanding, ending (in thousands)    266              157

                                                Periods Ended September 30,
Class C Shares                                        1996            1995^
Net asset value, beginning                          $21.55           $15.00
Income from investment operations
     Net investment income (loss)                    (.55)            (.15)
     Net realized and unrealized gain (loss)          1.91             6.70
         Total from investment operations             1.36             6.55
Distributions from
     Net investment income                               -                -
     Net realized gain                               (.57)                -
         Total distributions                         (.57)                -
Total increase (decrease) in net asset value           .79             6.55
Net asset value, ending                             $22.34           $21.55

Total return*                                        6.56%           43.67%
Ratios to average net assets:
     Net investment income (loss)                  (2.82%)       (3.13%)(a)
     Total expenses+                                 3.42%         3.79%(a)
     Net expenses                                    3.24%         3.50%(a)
     Expenses reimbursed                                 -         2.79%(a)
Portfolio turnover                                    114%              95%
Net assets, ending (in thousands)                   $3,164           $1,992
Number of shares outstanding, ending
     (in thousands)                                    142               92


(a) Annualized
+ Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* Total return does not reflect deduction of any front-end or deferred sales charge.
^ From October 31, 1994 inception
# From April 1, 1994 inception

THIS PAGE IS RESERVED FOR ANY COMMENTS AND QUESTIONS.

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Calvert Group's
Family of Funds

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Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
New! CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund